UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      January 11, 2002
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
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        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
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(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
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(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
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         (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Registrant incorporates by reference the press release dated January
11, 2002 attached as Exhibit 20, relating to the Company's announcement that the 2002 Annual Meeting of Stockholders will be held on April 23, 2002.

Item 7.  Financial Statements and Exhibits.

The Registrant incorporates by reference the press release dated January
11, 2002 attached as Exhibit 20, relating to the Company's announcement that the 2002 Annual Meeting of Stockholders will be held on April 23, 2002.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     January 11, 2002            /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
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Exhibit
  No.                      Description               Method of Filing
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  20                       News Release               Filed herewith
                           Dated January 11, 2002

Exhibit 20

NEWS RELEASE


Great American Bancorp, Inc.
Holding Company for First Federal Savings Bank of Champaign-Urbana

FOR IMMEDIATE RELEASE
January 11, 2002

Contact:	Ms. Jane F. Adams
		Chief Financial Officer and Investor Relations
		(217) 356-2265


GREAT AMERICAN BANCORP, INC.
ANNUAL MEETING DATE - APRIL 23, 2002

Champaign, Illinois - Great American Bancorp, Inc. (Nasdaq/GTPS). Great American Bancorp, Inc., the holding company for First Federal Savings Bank of Champaign-Urbana, Champaign, Illinois, has announced that its Annual Meeting of Stockholders will be held on Tuesday, April 23, 2002 at 9:30 a.m., Central Time, at the offices of First Federal Savings Bank of Champaign-Urbana, 1311 S. Neil Street, Champaign, Illinois. The Company intends to distribute its proxy solicitation materials on approximately March 22, 2002.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

Great American Bancorp, Inc. stock is traded on the Nasdaq National Market System under the symbol "GTPS".

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